UBS Money Series

Prospectus Supplement

Supplement to the Prospectus dated August 26, 2016, as supplemented

Includes:

•	UBS Select Prime Preferred Fund

July 27, 2017

Dear Investor:

The purpose of this supplement is to update certain information contained in the Prospectus for UBS Select Prime Preferred Fund (the “fund”) regarding voluntary fee waivers.

Effective August 1, 2017, UBS Asset Management (Americas) Inc. (“UBS AM”) will voluntarily waive 0.04% of its management fee (imposed at the related master fund level) and 0.04% of its administrative fees (imposed at the feeder fund level) until August 31, 2017 in order to voluntarily reduce the fund’s expenses by 0.08% until August 31, 2017.

These voluntary fee waivers are in addition to the pre-existing contractual fee waiver arrangements that cap the fund’s ordinary operating expense ratio at 0.14% through August 31, 2017; the contractual cap is not being increased. The aggregate impact of both the voluntary fee waivers and the contractual fee waiver is to reduce the fund’s ordinary operating expense ratio to 0.06% until August 31, 2017. A description of the current contractual expense limitation arrangements may be found in the fee table included in the “Fund summary” at the front of the Prospectus.

The management fees and the administrative fees are referred to collectively as “Management fees” in the fee table included in the “Fund summary” at the front of the Prospectus.

UBS AM may further voluntarily waive fees and/or reimburse expenses from time to time. For example, UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its fees and/ or reimburse expenses. Waivers/reimbursements may impact the fund’s performance.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-903